FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “ Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	1,396	351,135,021.55	48.08	6.984	622	88.17
Finance America	966	168,154,976.47	23.02	7.653	616	88.75
Accredited	917	156,660,936.47	21.45	7.904	615	90.03
Resmae	187	47,269,996.42	6.47	7.400	621	88.07
Quickloan	26	7,122,398.01	0.98	7.313	614	87.93

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	2	505,155.84	0.07	4.990	634	84.29
5.001 - 5.500	20	7,207,541.89	0.99	5.363	639	87.44
5.501 - 6.000	151	47,057,819.66	6.44	5.894	655	86.28
6.001 - 6.500	288	80,289,561.85	10.99	6.346	649	87.60
6.501 - 7.000	670	170,532,707.27	23.35	6.843	627	88.37
7.001 - 7.500	577	129,207,668.44	17.69	7.329	619	89.20
7.501 - 8.000	788	152,414,258.68	20.87	7.814	610	89.06
8.001 - 8.500	403	65,116,917.96	8.92	8.302	600	89.77
8.501 - 9.000	378	52,122,722.62	7.14	8.807	580	89.89
9.001 - 9.500	120	14,732,988.78	2.02	9.263	580	89.13
9.501 - 10.000	78	9,551,345.37	1.31	9.790	576	89.26
10.001 - 10.500	11	1,274,214.19	0.17	10.257	568	89.31
10.501 - 11.000	3	193,736.99	0.03	10.767	532	89.46
11.001 - 11.500	2	89,920.91	0.01	11.100	573	90.00
13.501 - 14.000	1	46,768.47	0.01	13.999	535	90.00

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

Min: 4.990
Max: 13.999
Weighted Average: 7.366

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	84	3,493,816.69	0.48	8.702	610	88.23
50,000.01 - 100,000.00	560	43,281,470.96	5.93	8.234	605	90.06
100,000.01 - 150,000.00	776	96,609,353.99	13.23	7.829	604	89.52
150,000.01 - 200,000.00	570	98,542,299.05	13.49	7.557	609	89.20
200,000.01 - 250,000.00	389	87,484,249.32	11.98	7.387	614	88.95
250,000.01 - 300,000.00	338	92,881,980.62	12.72	7.206	622	88.48
300,000.01 - 350,000.00	257	82,922,612.59	11.35	7.123	627	88.13
350,000.01 - 400,000.00	204	76,104,294.03	10.42	7.099	625	88.08
400,000.01 - 450,000.00	141	60,130,302.93	8.23	7.069	626	88.04
450,000.01 - 500,000.00	86	41,109,240.11	5.63	6.990	637	88.01
500,000.01 - 550,000.00	46	24,267,568.34	3.32	6.802	639	88.12
550,000.01 - 600,000.00	41	23,516,140.29	3.22	7.129	634	88.06

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

Min: $21,108.35
Max: $599,500.00
Average: $209,147.57

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	2,194	422,671,014.28	57.87	7.579	607	88.77
ARM 2/28 - IO	488	151,301,566.72	20.72	6.886	637	88.25
Fixed 30 yr	450	76,529,865.27	10.48	7.324	638	89.09
ARM 3/27	133	26,459,126.57	3.62	7.619	621	89.80
ARM 1/29	56	14,933,872.58	2.04	7.102	610	88.81
ARM 3/27 - IO	46	13,411,317.79	1.84	6.576	646	87.98
Fixed 30 yr - IO	31	9,299,975.62	1.27	6.463	683	86.54
6 Month ARM	19	5,314,539.11	0.73	7.209	634	87.51
ARM 5/25	24	4,954,230.11	0.68	7.584	637	90.55
Fixed 15 yr	34	2,908,998.29	0.40	7.974	610	87.94
Fixed 20 yr	13	1,797,932.97	0.25	7.370	623	88.44
ARM 5/25 - IO	3	681,000.00	0.09	7.289	664	92.12
Fixed 25 yr	1	79,889.61	0.01	6.290	705	82.47

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	2,963	639,726,667.16	87.59	7.381	616	88.68
Fixed	529	90,616,661.76	12.41	7.256	641	88.78

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	35	7,084,781.66	0.97	7.426	629	88.43
2	1,160	229,331,610.95	31.40	7.572	619	88.44
3	1,125	217,000,873.26	29.71	7.635	619	89.12
4	487	104,378,947.05	14.29	7.285	624	89.50
5	470	114,296,568.69	15.65	6.852	620	88.33
6	161	42,756,277.55	5.85	6.794	608	87.63
7	37	11,006,701.23	1.51	6.399	607	86.58
8	15	4,006,564.96	0.55	6.372	600	87.61
9	1	165,331.22	0.02	6.990	588	85.00
11	1	315,672.35	0.04	6.800	573	85.00

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

Min: 1
Max: 11
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	3,492	730,343,328.92	100.00	7.366	619	88.69

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	1,167	253,694,323.42	34.74	7.172	609	84.40
85.01 - 90.00	1,790	382,772,222.11	52.41	7.449	622	89.65
90.01 - 95.00	316	62,975,057.27	8.62	7.360	633	94.68
95.01 - 100.00	219	30,901,726.12	4.23	7.924	633	99.85

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

Min: 80.20
Max: 100.00
Weighted Average: 88.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	124	18,846,839.86	2.58	8.428	512	86.89
525 - 549	333	55,644,128.12	7.62	8.066	537	86.87
550 - 574	472	85,317,735.98	11.68	7.866	562	87.94
575 - 599	493	97,970,900.48	13.41	7.598	587	89.01
600 - 624	704	159,841,157.52	21.89	7.186	612	88.89
625 - 649	503	115,775,182.20	15.85	7.104	636	89.41
650 - 674	383	88,487,120.91	12.12	7.060	661	88.77
675 - 699	224	50,582,257.48	6.93	7.021	686	88.86
700 - 724	131	30,181,567.22	4.13	6.949	710	89.37
725 - 749	68	14,444,434.32	1.98	7.218	736	90.06
750 - 774	33	7,113,559.59	0.97	6.951	763	88.41
775 - 799	21	4,858,294.08	0.67	6.959	782	89.37
800 - 824	3	1,280,151.16	0.18	6.159	803	87.01

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

Min: 500
Max: 804
NZ Weighted Average: 619

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	2,167	481,481,390.92	65.93	7.239	614	88.26
Purchase	1,107	204,942,866.36	28.06	7.728	632	89.85
Rate/Term Refinance	218	43,919,071.64	6.01	7.060	607	88.07

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,565	505,231,706.22	69.18	7.353	614	88.63
PUD	301	74,515,315.24	10.20	7.484	619	89.05
Duplex	227	60,410,904.67	8.27	7.273	637	88.28
Condo	244	48,913,346.61	6.70	7.361	628	89.34
3-4 Family	96	28,040,771.34	3.84	7.521	660	88.49
Townhouse	59	13,231,284.84	1.81	7.269	622	89.01

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	2,320	430,913,213.60	59.00	7.304	608	89.36
Stated	1,065	272,644,808.70	37.33	7.465	636	87.60
Limited	51	14,642,518.24	2.00	7.107	607	88.04
12 mo. Bank Statements	43	9,673,445.48	1.32	7.568	624	90.55
Alt.	9	1,364,548.42	0.19	8.112	613	88.52
24 mo. Bank Statements	3	620,405.13	0.08	7.546	588	87.90
6 mo. Bank Statements	1	484,389.35	0.07	6.990	674	90.00

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	3,005	640,853,383.96	87.75	7.308	612	88.70
Non-Owner Occupied	460	83,501,439.78	11.43	7.793	666	88.53
Second Home	27	5,988,505.18	0.82	7.548	686	90.15

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	74	7,073,668.25	0.97	8.432	603	91.32
Arizona	125	24,316,152.77	3.33	7.608	620	88.92
Arkansas	14	1,279,197.95	0.18	8.542	583	91.09
California	686	226,964,391.92	31.08	6.878	626	87.69
Colorado	62	13,782,956.85	1.89	7.429	607	88.68
Connecticut	43	8,976,585.11	1.23	7.374	617	87.87
Delaware	6	1,399,341.09	0.19	7.624	567	88.81
District of Columbia	16	4,239,310.70	0.58	7.555	613	90.00
Florida	365	64,873,608.37	8.88	7.526	623	89.22
Georgia	99	13,830,467.57	1.89	8.056	604	89.75
Hawaii	23	6,783,690.53	0.93	6.879	644	88.44
Idaho	7	824,406.41	0.11	7.635	620	87.67
Illinois	440	87,964,445.40	12.04	7.470	619	88.67
Indiana	63	7,779,823.95	1.07	8.098	582	90.72
Iowa	16	1,827,333.00	0.25	7.922	612	89.77
Kansas	22	2,772,607.02	0.38	7.822	598	89.11
Kentucky	25	2,642,671.09	0.36	8.114	578	92.98
Louisiana	26	3,022,302.59	0.41	8.195	621	91.20
Maine	4	559,995.88	0.08	8.152	610	96.08
Maryland	98	22,751,518.23	3.12	7.389	612	88.98
Massachusetts	34	9,783,138.48	1.34	7.326	613	87.93
Michigan	92	13,049,121.31	1.79	7.765	598	89.49
Minnesota	51	10,017,949.31	1.37	7.375	621	88.17
Mississippi	48	5,169,310.74	0.71	8.053	587	90.28
Missouri	101	12,001,593.43	1.64	8.207	583	89.46
Montana	1	167,668.68	0.02	6.490	721	95.00
Nebraska	7	544,357.89	0.07	8.512	579	94.51
Nevada	65	15,579,753.31	2.13	7.230	627	88.27
New Hampshire	4	1,026,645.32	0.14	7.996	586	88.86
New Jersey	63	15,992,700.75	2.19	7.759	633	89.69
New Mexico	29	4,592,576.96	0.63	7.993	608	89.37
New York	135	42,267,223.24	5.79	7.230	630	88.19
North Carolina	35	4,949,599.74	0.68	8.328	602	90.16
North Dakota	2	123,132.55	0.02	8.315	576	87.17
Ohio	121	15,166,714.41	2.08	7.713	610	91.53
Oklahoma	24	1,900,487.04	0.26	7.734	624	91.34
Oregon	16	2,481,746.26	0.34	7.345	630	88.35
Pennsylvania	99	14,258,989.59	1.95	7.708	607	89.46
Rhode Island	16	3,936,444.59	0.54	7.226	643	88.02
South Carolina	22	2,538,381.35	0.35	8.224	586	90.19
South Dakota	1	91,791.37	0.01	8.875	616	100.00
Tennessee	26	2,580,484.56	0.35	8.148	628	92.88
Texas	93	10,920,676.89	1.50	8.115	609	88.99
Utah	20	3,470,761.67	0.48	7.655	612	91.35
Vermont	1	50,901.76	0.01	8.250	674	85.00
Virginia	108	22,011,962.59	3.01	7.432	618	88.66
Washington	34	8,269,310.11	1.13	7.273	616	89.48
West Virginia	9	755,818.40	0.10	8.954	556	86.32
Wisconsin	21	2,979,611.94	0.41	8.230	608	89.88

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	958	194,937,834.33	26.69	7.598	620	88.94
6	24	4,213,328.33	0.58	8.319	602	89.74
12	225	63,769,717.92	8.73	7.269	631	88.30
18	6	978,079.99	0.13	7.730	543	86.69
24	1,621	347,600,936.82	47.59	7.286	614	88.38
30	12	2,071,988.21	0.28	7.657	620	88.01
36	470	92,652,755.08	12.69	7.072	631	88.85
60	176	24,118,688.24	3.30	7.815	611	91.62

Total:	3,492	730,343,328.92	100.00	7.366	619	88.69

Loans with Penalty: 73.31

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	6	855,776.41	0.13	7.258	610	88.29
4.001 - 4.500	76	13,764,033.43	2.15	7.394	617	87.82
4.501 - 5.000	207	41,023,737.53	6.41	7.346	619	88.46
5.001 - 5.500	58	11,933,692.94	1.87	6.899	640	88.40
5.501 - 6.000	1,168	299,226,044.02	46.77	6.996	627	88.16
6.001 - 6.500	814	148,127,998.85	23.15	7.752	610	89.59
6.501 - 7.000	411	91,176,659.30	14.25	7.558	596	88.22
7.001 - 7.500	134	21,796,087.14	3.41	8.667	584	91.54
7.501 - 8.000	51	6,480,078.48	1.01	9.002	584	91.19
8.001 - 8.500	26	3,937,141.80	0.62	9.600	569	89.41
8.501 - 9.000	10	1,253,468.80	0.20	9.951	570	92.72
9.001 - 9.500	1	105,179.99	0.02	10.750	514	90.00
12.001 - 12.500	1	46,768.47	0.01	13.999	535	90.00

Total:	2,963	639,726,667.16	100.00	7.381	616	88.68

Min: 3.750
Max: 12.499
Weighted Average (>0): 6.141

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	3	1,058,978.80	0.17	5.367	651	89.42
11.501 - 12.000	22	6,346,337.55	0.99	5.827	654	86.27
12.001 - 12.500	82	21,885,883.12	3.42	6.086	651	88.35
12.501 - 13.000	237	65,810,587.47	10.29	6.356	631	87.13
13.001 - 13.500	295	75,697,951.94	11.83	6.724	631	87.89
13.501 - 14.000	689	163,693,477.56	25.59	7.112	622	88.49
14.001 - 14.500	516	111,908,854.72	17.49	7.539	615	89.38
14.501 - 15.000	597	111,361,885.36	17.41	7.989	603	89.03
15.001 - 15.500	242	39,755,758.02	6.21	8.462	592	89.62
15.501 - 16.000	199	30,493,340.14	4.77	8.923	574	90.32
16.001 - 16.500	44	6,265,624.61	0.98	9.371	580	89.71
16.501 - 17.000	31	4,826,456.18	0.75	9.778	569	89.58
17.001 - 17.500	4	469,583.23	0.07	10.415	547	88.97
17.501 - 18.000	1	105,179.99	0.02	10.750	514	90.00
20.501 - 21.000	1	46,768.47	0.01	13.999	535	90.00

Total:	2,963	639,726,667.16	100.00	7.381	616	88.68

Min: 11.250
Max: 20.999
Weighted Average (>0): 14.092

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	3	601,288.84	0.09	5.271	644	84.12
5.001 - 5.500	20	7,207,541.89	1.13	5.363	639	87.44
5.501 - 6.000	128	39,578,497.68	6.19	5.884	646	86.25
6.001 - 6.500	218	61,825,177.39	9.66	6.345	645	87.75
6.501 - 7.000	568	148,954,839.17	23.28	6.843	624	88.38
7.001 - 7.500	505	116,896,694.10	18.27	7.330	618	89.21
7.501 - 8.000	694	138,686,276.46	21.68	7.814	608	88.91
8.001 - 8.500	343	58,504,409.19	9.15	8.303	598	89.62
8.501 - 9.000	322	46,573,087.19	7.28	8.804	580	89.83
9.001 - 9.500	91	11,527,308.66	1.80	9.274	576	89.11
9.501 - 10.000	60	8,138,094.92	1.27	9.757	571	89.13
10.001 - 10.500	9	1,081,503.21	0.17	10.251	566	89.55
10.501 - 11.000	1	105,179.99	0.02	10.750	514	90.00
13.501 - 14.000	1	46,768.47	0.01	13.999	535	90.00

Total:	2,963	639,726,667.16	100.00	7.381	616	88.68

Min: 4.990
Max: 13.999
Weighted Average (>0): 7.381

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	97	21,785,499.93	3.41	7.558	601	88.00
1.500	790	150,721,231.36	23.56	7.847	614	89.82
2.000	113	30,582,130.88	4.78	7.035	625	88.06
3.000	1,963	436,637,804.99	68.25	7.235	617	88.37

Total:	2,963	639,726,667.16	100.00	7.381	616	88.68

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.531

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,079	207,894,101.77	32.50	7.581	615	88.59
1.500	786	147,581,277.00	23.07	7.841	610	89.88
2.000	1,098	284,251,288.39	44.43	6.996	619	88.13

Total:	2,963	639,726,667.16	100.00	7.381	616	88.68

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.560

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.